Exhibit 21.1
SUBSIDIARIES OF REGISTRANT

Jurisdiction(s) in Which
	Jurisdiction of	Qualified as a
Subsidiary	Organization	Foreign Corporation
4499 Acushnet Avenue, LLC	Delaware	Massachusetts
8451 Pearl Street, LLC	Delaware	Colorado
Medical Properties Trust, LLC	Delaware	Alabama
MPT Development Services, Inc.	Delaware	Alabama
MPT Finance Company, LLC	Delaware
MPT of Bloomington, LLC	Delaware	Indiana
MPT of Anaheim, LLC	Delaware	California
MPT of Anaheim, L.P.	Delaware	California
MPT of Bucks County, L.P.	Delaware	Pennsylvania
MPT of Bucks County, LLC	Delaware	Pennsylvania
MPT of California, LLC	Delaware	California
MPT of Centinela, L.P.	Delaware	California
MPT of Centinela, LLC	Delaware	California
MPT of Chino, LLC	Delaware	California
MPT of Covington, LLC	Delaware	Louisiana
MPT of Dallas LTACH, L.P.	Delaware	Texas
MPT of Dallas LTACH, LLC	Delaware	Texas (as “MPT of Dallas LTACH GP, LLC”)
MPT of Denham Springs, LLC	Delaware	Louisiana
MPT of Huntington Beach, LLC	Delaware	California
MPT of Huntington Beach, L.P.	Delaware	California
MPT of Inglewood, LLC	Delaware	California
MPT of Inglewood, L.P.	Delaware	California
MPT of La Palma, LLC	Delaware	California
MPT of La Palma, L.P.	Delaware	California
MPT of Luling, LLC	Delaware	Texas (as “Delaware MPT of Luling, LLC”)
MPT of Luling, L.P.	Delaware	Texas
MPT of Montclair, L.P.	Delaware	California
MPT of Montclair, LLC	Delaware
MPT of North Cypress, L.P.	Delaware	Texas (as “Delaware MPT of North Cypress Texas, L.P.”)
MPT of North Cypress, LLC	Delaware	Texas
MPT of Paradise Valley, LLC	Delaware	California
MPT of Paradise Valley, L.P.	Delaware	California
MPT of Portland, LLC	Delaware	Oregon
MPT of Redding, LLC	Delaware	California
MPT of Shasta, LLC	Delaware	California
MPT of Shasta, L.P.	Delaware	California
MPT of Sherman Oaks, LLC	Delaware	California
MPT of Southern California, LLC	Delaware	California
MPT of Southern California, L.P.	Delaware	California
MPT of Twelve Oaks, LLC	Delaware	Texas
MPT of Twelve Oaks, L.P.	Delaware	Texas
MPT of Victoria, LLC	Delaware	Texas (as “Delaware MPT of Victoria, LLC”)
MPT of Victoria, L.P.	Delaware	Texas
MPT of Victorville, LLC	Delaware	California
MPT of Warm Springs, LLC	Delaware	Texas (as “Delaware MPT of Warm Springs, LLC”)
MPT of Warm Springs, L.P.	Delaware	Texas
MPT of West Anaheim, LLC	Delaware	California
MPT of West Anaheim, L.P.	Delaware	California
MPT Operating Partnership, L.P.	Delaware	Massachusetts, Alabama
MPT West Houston Hospital, LLC	Delaware	Texas (as “MPT West Houston Hospital GP, LLC”)
MPT West Houston Hospital, L.P.	Delaware	Texas
MPT West Houston MOB, LLC	Delaware	Texas (as “MPT West Houston MOB GP, LLC”)
MPT West Houston MOB, L.P.	Delaware	Texas
Mountain View-MPT Hospital, LLC (formerly HCPI/Idaho, LLC)	Delaware	Idaho
MPT of Bennettsville, LLC	Delaware	South Carolina
MPT of Bossier City, LLC	Delaware	Louisiana
MPT of Bristol, LLC	Delaware	Connecticut
MPT of Cheraw, LLC	Delaware	South Carolina
MPT of Cleveland, Texas, L.P.	Delaware	Texas
MPT of Cleveland, Texas, LLC	Delaware	Texas (as “MPT of Cleveland Texas GP, LLC”)
MPT of Detroit, LLC	Delaware	Michigan
MPT of Encino, L.P.	Delaware	California
MPT of Encino, LLC	Delaware	California
MPT of Enfield, LLC	Delaware	Connecticut
MPT of Fayetteville, LLC	Delaware	Arkansas
MPT of Ft. Lauderdale, LLC	Delaware	Florida
MPT of Garden Grove Hospital, L.P.	Delaware	California
MPT of Garden Grove Hospital, LLC	Delaware	California
MPT of Garden Grove MOB, L.P.	Delaware	California
MPT of Garden Grove MOB, LLC	Delaware	California
MPT of Idaho Falls, LLC	Delaware	Idaho
MPT of Morgantown, LLC	Delaware	West Virgina
MPT of Newington, LLC	Delaware	Connecticut
MPT of Petersburg, LLC	Delaware	Virginia
MPT of Poplar Bluff, LLC	Delaware	Missouri
MPT of Providence, LLC	Delaware	Rhode Island
MPT of San Dimas Hospital, L.P.	Delaware	California
MPT of San Dimas Hospital, LLC	Delaware	California
MPT of San Dimas MOB, L.P.	Delaware	California
MPT of San Dimas MOB, LLC	Delaware	California
MPT of Springfield, LLC	Delaware	Massachusetts
MPT of Tucson, LLC	Delaware	Arizona
MPT of Warwick, LLC	Delaware	Rhode Island
MPT of Webster, L.P.	Delaware	Texas
MPT of Webster, LLC	Delaware	Texas (as “MPT of Webster GP, LLC”)
MPT of West Valley City, LLC	Delaware	Utah
MPT of Wichita, LLC	Delaware	Kansas
Wichita Health Associates, Limited Partnership	Delaware	Kansas